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                FORM OF PROXY CARD FOR ONHEALTH NETWORK COMPANY

                                                                    EXHIBIT 99.1

                            ONHEALTH NETWORK COMPANY

                        SPECIAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints [    ] and [    ] as proxies, each with the
power of substitution, and hereby authorizes them to vote all shares of common stock of the undersigned at a special meeting of ONHEALTH NETWORK COMPANY, to be
held at [    ] on [    ], 2000 at [     ] a.m., local, Pacific time, and at any
adjournment or postponement thereof.

     WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                                            SEE REVERSE SIDE

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     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE
ENCLOSED ENVELOPE

      [X] Please mark your
      vote as in this example

      The Board of Directors recommends a vote FOR approval of proposal 1.

                                             FOR       AGAINST        ABSTAIN

1. To approve the merger agreement
between Healtheon/WebMD Corporation,
Tech Acquisition Corporation and
OnHealth Network Company and the
related merger                               [ ]         [ ]            [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any other adjournments or postponements thereof.

     The undersigned acknowledges receipt of the accompanying Notice of Special Meeting.

     Signature: ______________________________    Date: _____________________

     Signature: ______________________________    Date: _____________________

     This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.


Seattle, Washington
______ __, 2000